                                                                     Exhibit 10

           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 of our report dated April 27, 2007 relating to the consolidated financial statements of The Variable Annuity Life Insurance Company, and our report dated April 6, 2007 relating to the financial statements and financial highlights of The Variable Annuity Life Insurance Company Separate Account A which appear in such Registration Statement. We also consent to the references to us under the headings "Experts" in such Registration Statement.


/s/
PRICEWATERHOUSECOOPERS LLP

PRICEWATERHOUSECOOPERS LLP
Houston, Texas

October 31, 2007